EXHIBIT 99.2
JOINT FILERS’ SIGNATURES

INSIGHT HOLDINGS GROUP, LLC By: /s/Andrew Prodromos Name: Andrew Prodromos Title: Attorney-in-Fact	Date: 11/28/2023
INSIGHT VENTURE ASSOCIATES XI, LTD. By: /s/Andrew Prodromos Name: Andrew Prodromos Title: Authorized Officer	Date: 11/28/2023
INSIGHT VENTURE ASSOCIATES XI, L.P. By: Insight Venture Associates XI, Ltd., its general partner By: /s/Andrew Prodromos Name: Andrew Prodromos Title: Authorized Officer	Date: 11/28/2023

INSIGHT ASSOCIATES (EU) XI, S.A.R.L. By: /s/Andrew Prodromos Name: Andrew Prodromos Title: Authorized Officer	Date: 11/28/2023

INSIGHT VENTURE PARTNERS XI, L.P.
By:     Insight Venture Associates XI, L.P., its general partner
By:     Insight Venture Associates XI, Ltd. its general partner

By:          /s/Andrew Prodromos
Name:     Andrew Prodromos
Title:       Authorized Officer
Date: 11/28/2023

INSIGHT VENTURE PARTNERS (CAYMAN) XI, L.P.
By:     Insight Venture Associates XI, L.P., its general partner
By:     Insight Venture Associates XI, Ltd. its general partner

By:          /s/Andrew Prodromos
Name:     Andrew Prodromos
Title:       Authorized Officer

Date: 11/28/2023
INSIGHT VENTURE PARTNERS (DELAWARE) XI, L.P.
By:      Insight Venture Associates XI, L.P., its general partner
By:     Insight Venture Associates XI, Ltd., its general partner

By:          /s/Andrew Prodromos
Name:     Andrew Prodromos
Title:       Authorized Officer

Date: 11/28/2023

INSIGHT VENTURE PARTNERS XI (CO-INVESTORS), L.P.
By:      Insight Venture Associates XI, L.P., its general partner
By:     Insight Venture Associates XI, Ltd., its general partner

By:          /s/Andrew Prodromos
Name:     Andrew Prodromos
Title:       Authorized Officer
Date: 11/28/2023

INSIGHT VENTURE PARTNERS XI (CO-INVESTORS) (B), L.P.
By:      Insight Venture Associates XI, L.P., its general partner
By:     Insight Venture Associates XI, Ltd., its general partner

By:          /s/Andrew Prodromos
Name:     Andrew Prodromos
Title:       Authorized Officer
Date: 11/28/2023

INSIGHT VENTURE PARTNERS (EU) XI, S.C.SP.. By: Insight Associates (EU) XI, S.a.r.l., its general partner By: /s/Andrew Prodromos Name: Andrew Prodromos Title: Authorized Officer	Date: 11/28/2023